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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 4, 2001


             DLJ MORTGAGE ACCEPTANCE CORP. (as depositor under the
                   Pooling and Servicing Agreement, dated as
            of December 1, 2000, providing for the issuance of the
                        DLJ MORTGAGE ACCEPTANCE CORP.,
                          DLJ ABS Trust Series 2000-7
              Mortgage Pass-Through Certificates, Series 2000-7).


                         DLJ MORTGAGE ACCEPTANCE CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       333-75921             13-3460894
----------------------------           -------------         ---------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
     of Incorporation)                   File Number)       Identification No.)



  11 Madison Avenue
  New York, New York                                               10010
----------------------                                          ----------
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 325-2000
                                                   ----- --------
-----------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

On January 4, 2001, DLJ Mortgage Acceptance Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, DLJ Mortgage Capital, Inc., as the Seller, Calmco Servicing L.P., as a servicer and as the special servicer, Old Kent Mortgage Company, as a servicer, and The Chase Manhattan Bank, as trustee, providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2000-7. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

In connection therewith, on January 4, 2001, on behalf of the Trust the Company received a Mortgage Portfolio Insurance Policy dated as of January 4, 2001 (the "Mortgage Portfolio Insurance Policy"), from General Electric Mortgage Insurance Corporation. A form of the Mortgage Portfolio Insurance Policy is annexed hereto as Exhibit 99.1.

Also in connection therewith, on January 4, 2001, on behalf of the Trust the Trustee entered in to a yield maintenance agreement dated as of January 4, 2001 (the "Yield Maintenance Agreement"), from Westdeutsche Landesbank Girozentrale, a bank organized under the laws of the State of North Rhine - Westphalia acting through its New York branch ("WestLB"). The Yield Maintenance Agreement is annexed hereto as Exhibit 99.2.

Also in connection therewith, on January 4, 2001, on behalf of the Trust the Trustee received three certificate guaranty insurance policies, one with respect to each of the Class A-1, Class A-2 and Class A-3 Certificates (together, the "Certificate Guaranty Policies"), from MBIA Insurance Corporation ("MBIA"). The Certificate Guaranty Policies are annexed hereto as
Exhibit 99.3.

Item 7.     Financial Statements, Pro Forma Financial
            -----------------------------------------
            Information and Exhibits.
            ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1.  The Mortgage Portfolio Insurance Policy, dated as of
                January 4, 2001, issued by GEMICO.
         99.2. The Yield Maintenance Agreement, dated as of January 4, 2001, by and betweeen WestLB and the Trustee.
         99.3. The Certificate Guaranty Policies, issued on January 4, 2001, issued by MBIA.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DLJ MORTGAGE ACCEPTANCE CORP.



                                       By: /s/ Helaine Hebble
                                           -------------------------------
                                           Name:    Helaine Hebble
                                           Title:   Senior Vice President



Dated: January 17, 2001

Exhibit Index
-------------


Exhibit                                                                Page
-------                                                                ----

         99.1 The Mortgage Portfolio Insurance Policy, dated as of January 4, 2001, issued by GEMICO.
         99.2    The Yield Maintenance Agreement, dated as of
         January 4, 2001, by and betweeen WestLB and the Trustee.
         99.3    The Certificate Guaranty Policies, issued on
         January 4, 2001, issued by MBIA.

                                                                  Exhibit 99.1



                                                      GENERAL ELECTRIC MORTGAGE
                                                          INSURANCE CORPORATION
                                                            6601 Six Forks Road
                                                         Post Office Box 177800
                                                  Raleigh, North Carolina 27619

                                                                 (919) 846-4100
                                                       Toll Free (800) 334-9270


                GENERAL ELECTRIC MORTGAGE INSURANCE CORPORATION
                      MORTGAGE PORTFOLIO INSURANCE POLICY

Subject to the terms and conditions herein, General Electric Mortgage Insurance Corporation (the "Company") agrees to pay to the Insured, in consideration of the premiums or premium to be paid as hereinafter specified, and in reliance upon the representations made in any Application for coverage under this Policy, any Loss due to the Default by a Borrower on any Loan identified in the attached Schedule.

Insured: Chase Manhattan Bank Trust Company
         One Liberty Place
         1650 Market Street, Room 5210
         Philadelphia, PA  19103

Policy Number:    6189

Effective Date of Policy:  Janaury 4, 2001

Fill-Up Period (If Applicable):     N/A

Term:    Monthly Renewal

Initial Premium:  [on file with Company]

Renewal Premium:  [on file with Company]

Due Date for Initial Premium:       1/08/01

Total Initial Principal Balances:   $385,430,988.76

Loan Coverage Percentage:  As set forth on the Schedule hereto.  (Schedule A)

Aggregate Loss Percentage (If Applicable):  N/A

Aggregate Loss Limit (If Applicable):       N/A

Deductible Amount (If Applicable):  N/A

Securities Issue (If Applicable):   DLJ ABS 2000-7

Loan-to-Value Ratio of Loans Requiring Primary Policy, Coverage Percentage
for Primary Policy and Period of Primary Coverage:   N/A

Per Loan Loss Percentage:  N/A

Terms and Conditions of Policy:

Endorsements:  [on file with Company]

                               Table of Contents

               Supplemental Mortgage Portfolio Insurance Policy

1        Definitions

1.1      Access
1.2      Aggregate Loss
1.3      Aggregate Loss Limit

1.4      Aggregate Loss Percentage
1.5      Application
1.6      Appropriate Proceedings
1.7      Approval of Coverage
1.8      Approved Sale
1.9      Borrower
1.10     Borrower's Own Funds
1.11     Claim
1.12     Claim Amount
1.13     Claim Commencement Date
1.14     Claim Settlement Period
1.15     Cooperative Security
1.16     Default
1.17     Environmental Condition
1.18     Fill-Up Period
1.19     Good and Merchantable Title
1.20     Initial Principal Balance
1.21     Insured
1.22     Lender
1.23     Loan
1.24     Loan Coverage Percentage
1.25     Insurance Effective Date
1.26     Loss
1.27     Misrepresentation
1.28     Original Appraisal
1.29     Outstanding Principal Balance
1.30     Perfected Claim
1.31     Person
1.32     Physical Damage
1.33     Policy
1.34     Policy Effective Date
1.35     Possession of the Property
1.36     Primary Insurer
1.37     Primary Policy
1.38     Property
1.39     Qualified
1.40     Residential
1.41     Schedule
1.42     Security
1.43     Servicer
1.44     Settlement Period
1.45     Title
1.46     Total Initial Principal Balance
1.47     Transaction
1.48     Value

2        Obtaining Coverage and Payment of Premiums

2.1      Application and Approval of Coverage
2.2      Representations of the Insured
2.3      Company's Remedies for Misrepresentation
2.4      Premiums and Term of Coverage
2.5 Termination for Nonpayment of Renewal Premium; Notice and Opportunity for the Insured to Pay Renewal Premiums
2.6      Payment of Premiums
2.7      Continuation or Cancellation by the Insured of Coverage of a Loan
2.8      Cancellation of Policy by the Insured
2.9      Schedule to be Furnished to the Company

3 Changes in Various Loan Terms and Servicing; Co-ordination and Duplication of Insurance Benefits

3.1      Loan Modifications

3.2      Assumptions
3.3      Change of Servicing
3.4      Loan Assignment
3.5      Co-ordination and Duplication of Insurance Benefits

4        Exclusions From Coverage

4.1      Balloon Payment
4.2      Effective Date
4.3      Incomplete Construction
4.4      Fraud, Misrepresentation and Negligence
4.5      Non-Approved Servicer
4.6      Physical Damage (Other than Relating to Pre-Existing Environmental
         Conditions)
4.7      Pre-Existing Environmental Conditions
4.8      Down Payment
4.9      First Lien Status
4.10     Breach of the Insured's Obligations or Failure to Company with Terms
4.11     Exclusion Under Primary Policy
4.12     Primary Policy
4.13     Investor-Paid Coverage

5        Conditions Precedent to Payment of Claim

5.1      Maintenance of Primary Policy
5.2      Notice of Default
5.3      Monthly Reports
5.4      Company's Option to Accelerate Filing of a Claim
5.5      Voluntary Conveyance
5.6      Appropriate proceedings
5.7      Mitigation of Damages
5.8      Advances
5.9      Claim Information and other Requirements
5.10     Acquisition of Good and Merchantable Title Not Required
5.11 Procedures for the Company's Approval of a Sale of a Property by the Insured
5.12     Collection Assistance
5.13     Subrogation Agreements

6        Loss Payment Procedure

6.1      Option
6.2      Exercise of Option; Insured's Obligations
6.3      Discharge of Obligation; Assignability
6.4      Loss After Property Disposition to Apply to Aggregate Loss Limit

7        Loss Payment Procedure

7.1      Filing of Claim
7.2      Calculation of Claim Amount
7.3      Payment of Loss; Company's Options
7.4      Aggregate Loss; Aggregate Loss Limit
7.5      Calculation of Settlement Period
7.6      Cooperative Security Redemption

8        Additional Conditions

8.1      Proceedings of Eminent Domain
8.2      Pursuit of Deficiencies
8.3      Subrogation
8.4      Policy for Exclusive Benefit of the Insured
8.5      Effect of Borrower Insolvency or Bankruptcy on Principal Balance
8.6      Arbitration of Disputes
8.7      Release of Borrower; Defenses of Borrower
8.8      Amendments; No Waiver; Rights and Remedies
8.9      No Agency
8.10     Assignments
8.11     Applicable Law and Conformity to Law
8.12     Notice
8.13     Reports and Examinations

                             Terms and Conditions

1        Definitions

         1.1 Access means access to the Property sufficient, in the Company's reasonable judgment, to permit the Company or its agent to evaluate the Property for purposes of determining whether or not to exercise its Property Acquisition Settlement Option under Section 7.3(a) of this Policy

         1.2 Aggregate Loss means, at any given time, the total of all Losses, including advance payments of Loss and partial payments of Loss with respect to a Default, paid by the Company, reduced by the net proceeds (not to exceed the Loss paid by the Company on the applicable Loan) received by the Company upon disposal of all Loans (if the Loan is acquired by the Company in settlement of a Claim) and Properties acquired by the Company. The aggregate loss shall also be reduced by any other net recoveries made in its sole discretion by the Company with respect to any Loan or the related Property or Borrower. For purposes hereof, the term "net proceeds" shall consist of the sale price received by the Company, reduced by any expenses, payments or costs incurred by the Company in the ownership, maintenance and disposition of a Loan or a Property, including all expenses of the type which would have been includable in a Claim for Loss, brokerage commissions, title insurance expenses, recording fees and other costs and expenses of closing the sale of the Loan or the Property; and expenses regarding the physical condition of the Property in order to make it ready for sale.

         1.3 Aggregate Loss Limit means the Total Initial Principal Balance multiplied by the Aggregate Loss Percentage, as in effect from time to time or such other amount set forth on the face of this Policy, and as may be adjusted under
                  Section 2.3, and represents the maximum aggregate amount payable by the Company under this Policy at the applicable time the Aggregate Loss Limit is calculated. When the Aggregate Losses paid by the Company under the Policy are an amount equal to the Aggregate Loss Limit then in effect, the liability of the Company to pay any additional Losses ceases.

         1.4 Aggregate Loss Percentage means that percentage identified on the face of this Policy, as such percentage may be adjusted and in effect from time to time as set forth on the face of this Policy.

         1.5 Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to, or required by, the Company by or from the Insured or any other Person in connection with the insuring of the Loan.

         1.6 Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, or, in the case of a cooperative unit, a Cooperative Security and the related property, including:

                  a. Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

                  b. Enforcing the terms of the Loan as allowed by the laws where the Property is located or applying the Cooperative Security to the satisfaction of the Borrower's obligation under a Loan including enforcing the terms of the Loan; or

                  c. Acquiring Good and Merchantable Title to the Property, as may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

                  d. Asserting the Insured's interest in the Property, and, in the case of a Cooperative unit, the related Cooperative Security, in a Borrower's bankruptcy.

         1.7 Approval of Coverage means the document issued by the Company evidencing the Company's approval of a Loan or Loans for insurance under this Policy, subject to the terms and conditions contained in the form of such approval and in this Policy.

         1.8      Approved Sale means

                  a. a sale of a Property or, in the case of a cooperative unit, a Cooperative Security, by the Borrower or the Insured as a result of a Default to which the Company has given prior approval;

                  b. a foreclosure or trustee's sale of a Property in respect of a first lien in favor of the Insured, including such a foreclosure or trustee's sale to a third Person at a price equal to or exceeding the amount specified by the Company to be bid by the Insured at such sale or the redemption of the Property by Borrower; or

                  c. the acquisition and subsequent disposition of a Property or, in the case of a cooperative unit, a Cooperative Security, by a Primary Insurer pursuant to the terms of a Primary Policy.

         1.9 Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

         1.10 Borrower's Own Funds means moneys saved and/or earned by the Borrower and gifts from family members to the Borrower where there is no promise or expectation of repayment but, with the exception of any amounts deposited into escrow that are fully disclosed in writing to the Company prior to issuance of a commitment evidencing the Company's offer to insure the related Loan, does not mean a non-family gift or third-party payment to the Borrower or to the Insured on behalf of the Borrower, whether or not characterized as a gift, if such non-family gift or third-party payment is used by the Borrower either directly or indirectly to make payment to the Insured.

         1.11 Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

         1.12     Claim Amount means the amount calculated in accordance with
                  Section 7.2 of this Policy.

         1.13 Claim Commencement Date means the date upon which the Company initially receives from the Insured a Claim to receive the benefits of this Policy with respect to a Loan.

         1.14     Claim Settlement Period means the time period set forth in
                  Section 7.5 of this Policy during which the Company must settle the Claim to the Insured.

         1.15 Cooperative Security means the stock or membership certificate evidencing an ownership interest in an organization formed for the purpose of the cooperative ownership of real estate, together with the proprietary lease or occupancy agreement for such organization in favor of the Borrower allowing exclusive occupancy and use of the Property.

         1.16 Default means the failure by a Borrower (a) to pay when due one (1) or more monthly regular periodic payments due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due-on-sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings. Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

                  A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan or, in the case of a cooperative unit, under the terms of the related proprietary lease or occupancy agreement. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "three (3) months in Default" if the monthly installments due on January 1 through March 1 remain unpaid as of the close of business on March 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of three months.

         1.17 Environmental Condition means the presence on, under or inside the Property or, in the case of a cooperative unit, the underlying real estate owned by the cooperative organization of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss.9601, et seq., as amended) or any similar state law, or any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. ss.6901, et seq., as amended) or any similar state law.

         1.18 Fill-Up Period means the period beginning and ending on the dates specified on the face of this Policy, during which the Insured must acquire and pay the purchase price for a Loan and during which the Loan must be approved by the Company for insurance under this Policy.

         1.19 Good and Merchantable Title means title to a Property or, in the case of a cooperative unit, the Cooperative Security, free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

                  a. Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

                  b. Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed;

                  c. Any other impediments which will not have a materially adverse effect on either the transferability of the Property or, in the case of a cooperative unit, the Cooperative Security, or the sale thereof to a bona fide purchaser;

                  d. In the case of a cooperative unit, the lien of any cooperative organization against the Cooperative Security for assessments not yet due and payable;

                  e. In the case of a cooperative unit, the rights of the cooperative organization including any and all rights under the proprietary lease or occupancy agreement under the by-laws of the cooperative organization or with respect to restrictions on stock transfers or transfers of the Cooperative Security; provided that there exists no material default under the terms and conditions of any such lease or agreement.

                  Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

         1.20 Initial Principal Balance means the unpaid principal balance of a Loan at the Insurance Effective Date.

         1.21 Insurance Effective Date means the date a Loan first becomes insured under this Policy, as determined by the Company and as the Company may notify the Insured, which shall be no later than the end of the Fill-Up Period.

         1.22 Insured means the Person designated on the face of this Policy which must be the owner of the Loans, or subject to
                  Section 3.5, any Person (1) to whom this Policy and coverage of all (but not fewer than all) Loans under this Policy has been assigned, and (2) of whom the Company has been notified.

                  Any Person becoming the Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder including, without regard to the extent of the knowledge or responsibility of such Person, with respect to matters occurring before such Person became an Insured.

         1.23 Lender means the person who originated the Loan and was the original mortgagee of the Loan.

         1.24 Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, security agreement or financing statement (in the case of a cooperative unit), or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property or, in the case of a cooperative unit, the Cooperative Security and which the Company has approved for insurance, which secures, is represented by, or included in the Security, to which coverage under this Policy has been extended, and which must be included on the Schedule.

         1.25 Loan Coverage Percentage means that percentage identified as such on the face of this Policy.

         1.26 Loan File means copies of all of the documents created or received in connection with the consummation of the Loan, including the Borrower's loan application, appraisal, credit reports, HUD-1 settlement statement and title insurance policy.

         1.27 Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim that is calculated in accordance with Section 7.2, but subject to the Aggregate Loss Limit. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

         1.28 Misrepresentation means any misstatement or omission of a fact material either to the Company's acceptance of the risk or to the hazard assumed by the Company.

         1.29 Original Appraisal means the appraisal obtained by or on behalf of the Lender at the time the Loan was originated and submitted with the Application to the Company, which establishes the value and condition of the Property at such time, including all construction plans and specifications, if applicable.

         1.30 Outstanding Principal Balance means the unpaid principal balance of a Loan outstanding at any given time.

         1.31 Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied or waived.

         1.32 Person means any individual, corporation, partnership, association or other entity.

         1.33 Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

         1.34 Policy means this contract of insurance and all Applications, Approvals of Coverage, Endorsements and Schedules that are incorporated in this Policy, related to Loans insured under this Policy.

         1.35 Policy Effective Date means the date specified on the face of this Policy.

         1.36 Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition, subject only, in the case of a cooperative security, to the rights of the cooperative organization, including any and all rights under the related proprietary lease or occupancy agreement, under the by-laws of the cooperative organization, or with respect to restrictions on stock transfers or transfers of the Cooperative Security.

         1.37 Primary Insurer means any mortgage guaranty insurance company that has issued a Primary Policy with respect to a Loan and is rated at least "AA" or its equivalent by two or more nationally-recognized rating agencies as of the Policy Effective Date.

         1.38 Primary Policy means a policy insuring a Loan and in effect prior to or as of the Policy Effective Date, deemed acceptable to the Company, issued by a mortgage guaranty insurance company or government agency or instrumentality, approved by the Company, providing the coverage defined by
                  Section 5.1. A policy shall be deemed acceptable to the Company if it has been approved as the standard form of policy for insuring an individual mortgage loan sold to Freddie Mac or Fannie Mae.

         1.39 Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions; provided that in the case of cooperative units, the Borrower, by virtue of its interest in the Cooperative Security that secures the Loan, has an exclusive right to occupy such real property.

         1.40 Qualified means the Company (i) is duly qualified under applicable state laws and federal laws, if any, to write the insurance provided by this Policy, and (ii) is rated at least "AA" or its equivalent by two or more nationally recognized rating agencies during the term of this Policy.

         1.41 Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, a single-family condominium, a unit in a planned unit development or a cooperative unit designed for single-family residential occupancy.

         1.42 Schedule is the listing or listings of Loans insured under this Policy, as amended from time to time to include additional Loans, which shall be prepared and furnished to the Company from time to time as provided in Section 2.9.

         1.43 Security means the pool or group of loans, designated or referred to on the face of this Policy, as identified by a bond, certificate or other instrument.

         1.44 Servicer means that Person acting on behalf of the Insured (or on behalf of the Insured's designee, if any) to service the Loan and of whom the Company has been notified and which the Company has approved. The Servicer acts as the representative of the Insured (and the Insured's designee, if any) and will bind the Insured and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices (except for notices to the Insured as provided for in Sections 2.5 and 4.5), paying premiums, accepting Loss payments, and performing any other acts under this Policy. References in this Policy to a Servicer's obligations will not be construed as relieving the Insured or its designee of responsibility for the Servicer's performance.

         1.45 Settlement Period means the sixty (60) day period as determined under Section 7.5, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

         1.46 Title means title to the Property as evidenced by an executed trustee's or sheriff's deed or other evidence (including, in the case of a cooperative unit, the stock or membership certificate evidencing an ownership interest in the Cooperative Security issued by the cooperative organization for the Property) satisfactory to the Company that the foreclosure sale has been completed, or that a voluntary conveyance has been made by the Borrower, if a voluntary conveyance is permitted by the Company pursuant to
                  Section 5.5 of this Policy.

         1.47 Total Initial Principal Balance means the sum of the Initial Principal Balances of all the Loans insured under this Policy.

         1.48 Transaction means the bond, security, or other type of instrument or agreement that gives rise to the aggregation of the Loans into a pool to be insured pursuant to the terms and conditions of this Policy. A Transaction may arise solely by designation or identification of the Loans as a pool, without a transfer of ownership or securitization.

         1.49 Value means the lesser of the sales price of a Property or, in the case of a cooperative unit, the Cooperative Security (only applicable in the case of a Loan to finance the purchase of such Property or Cooperative Security) or appraised value of the Property or, in the case of a cooperative unit, the Cooperative Security as set forth by the Company in the Approval of Coverage of Schedule.

                  As used herein, the masculine, feminine and neuter gender and the singular and plural number shall each equally include the other, as the context shall require.

2        Obtaining Coverage and Payment of Premiums

         2.1 Application and Approval of Coverage - In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application. Approval of any Application will be at the discretion of the Company and will be in the form of an Approval of Coverage for coverage under the terms and conditions of both this Policy and the Approval, as the case may be and shall be entered onto the Schedule thereafter. In order to be insured under this Policy, a Loan must be acquired and paid for by the Insured and approved by the Company during the Fill-Up Period (if applicable) or such other date specified by the Company.

                  In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statement, documents and information. The Company shall be entitled to fully rely on such alternative Application as submitted. Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

                  If the Company declines to approve a mortgage loan, it will not issue an Approval of Coverage, and it will notify the Insured in writing of such declination, but the Company shall not be required to notify the loan applicant. The Insured or such other Person that is the originator of such mortgage loan will be responsible for notifying the applicant that the Company declined to approve the mortgage loan if such notice to the applicant is required by applicable law. Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

         2.2 Representations of the Insured - The Insured represents to the Company that:

                  a. all statements made and information provided to the Company in an Application or in any Approval of Coverage (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person (other than the Company), have been made and presented for and on behalf of the Insured; and

                  b. such statements and information are not false or misleading in any respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any respect as of such date(s).

                  It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Approval of Coverage or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of an Approval of Coverage or such continuation of coverage.

                  Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment or of Section
                  4.13 relating to payment of premium by the investor will be deemed a material misrepresentation for purposes of this
                  Section 2.2. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

         2.3 Company's Remedies for Misrepresentation - If any of the Insured's representations made with respect to such Loan as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have, at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage of such Loan under this Policy retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums applicable to such Loan retroactively to such applicable date. In the case of rescission of coverage retroactively to the Insurance Effective Date, the Aggregate Loss Limit shall be adjusted as if such Loan had not been insured.

         2.4      Premiums and Term of Coverage

                  Delivery of this Policy shall serve as notice to the Insured of the first premium due on a Loan. Payment of the applicable first premium shall be a condition precedent to coverage being initially extended to the Loan. Within the period specified by the Company on the face of this Policy, the Insured must forward to the Company such first premium. In the event the Insured fails to timely pay the applicable first premium for a Loan, the Company shall notify the Insured of such failure, and of the amount due, and the Insured shall have a period of thirty (30) days thereafter in which to pay the amount due. If the Insured pays the amount due within the time allowed, the coverage of such Loan shall be effective as it would have been had the Servicer timely paid such premium. If the Insured fails to pay the amount due within the time allowed, coverage shall not be extended to such Loan. Coverage shall remain in effect for the period covered by the applicable first premium. Tender of the first premium for a Loan will constitute a representation for purposes of Section 2.2 by the Insured that (a) any special conditions included by the Company in the related Approval of Coverage have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due, (b) during the 12 months preceding such tender not more than two (2) payments due under the Loan were delinquent (i.e., more than thirty (30) days past due) and (c) all periodic payments have been made from the Borrowers Own Funds.

         2.5 Termination for Nonpayment of Renewal Premium; Notice and Opportunity for the Insured to Pay Renewal Premiums

                  The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for coverage of all Loans insured under this Policy. The entire renewal premium for all Loans must be paid within forty five (45) days of the due date for such payment. Such premium shall be computed on the basis of the aggregate applicable principal balance of all Loans, and irrespective of whether a Loan is in Default or whether Good and Merchantable Title for a Loan has been acquired by the Insured (in either of which case the premium shall be calculated on its principal balance which is as of a date no later than the date of such Default). In the event the Insured fails to timely pay the applicable renewal premium for all such Loans, the Company shall notify the Insured of such failure and of the amount due, and the Insured shall have a period of thirty (30) days thereafter in which to pay the amount due. Upon payment of the entire renewal premium for all Loans within such grace period or period for payment by the Insured, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

                  If the entire renewal premium for all Loans is not paid within the forty five (45) day period discussed in the preceding paragraph or period for payment by the Insured, the coverage of the Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable prior premium has been paid and as a result, any Defaults existing as of such termination or future Defaults on any of the Loans will not be covered under this Policy.

                  Notwithstanding the foregoing, at the option of the Company, the Insured shall remain obligated to continue coverage in effect, as required by Section 2.7 of this Policy, and pay any renewal premium that is due.

         2.6      Payment of Premiums

                  At the request of the Company, the Insured shall provide the information and documentation upon which all premium calculations are based; if the Insured fails to provide the information and documentation requested by the Company, the Company shall calculate the applicable premium based on the information used for the most recent prior premium calculation, with the Company's only refund obligation being to refund any excess premium, without interest thereon, upon the Insured providing such information (but only if provided within twelve (12) months after the premium due date) as may be necessary to compute the correct premium as of its due date and without the Insured being relieved of its obligation to pay any further premium if the premium so calculated was less than the correct premium due. Except as expressly provided in this Policy, there shall be no refund of premium under this Policy. If the Aggregate Losses paid by the Company under this Policy equal the Aggregate Loss Limit, then the total premium due under this Policy is due and shall remain due; provided, however, that the premium shall continue to be calculated and paid in the manner specified on the face of this Policy. The Company shall have a right of offset for any such unpaid premium against any payment of a Loss on any Loan.

                  The Insured acknowledges that the Company deposits premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment as applicable to a Loan, but only within sixty (60) days after receipt, in which case coverage will be canceled retroactively to the applicable Insurance Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for subsequent premium payment which becomes due. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

         2.7 Continuation or Cancellation by the Insured of Coverage of a Loan

                  Subject to payment of the applicable premiums with respect to the Loans insured under this Policy, coverage of a Loan shall continue until, and automatically cease upon, the first to occur of the following events:

                  a.   The Loan is paid in full; or

                  b. The Company pays the Insured the Loss with respect to the Loan or otherwise settles the Claim in accordance with the terms and conditions of this Policy;

                  c. The Loan has been repurchased or otherwise removed from the Transaction; or

                  d. The mortgage-related or mortgage-backed securities issue, if any has been redeemed.

                  Except as a result of cancellation pursuant to Section 2.8 or except as coverage of the Loan is required to be cancelled by the Insured under applicable law, the Insured may not cancel coverage of a Loan.

                  In the event coverage does not continue and ceases for any of the foregoing reasons, a Default existing at the time coverage is discontinued or ceases shall remain covered under this Policy, but the Company shall have no liability for any Claims arising out of any future Default. Notwithstanding coverage of such existing Default, the provisions of Section 3.5 shall continue to apply and limit assignment of coverage of a Loan.

                  Except as provided in Section 2.8 or as required by applicable law, there shall be no refund of premium on cancellation by the Insured of coverage of a Loan or if coverage of a Loan is not continued.

         2.8 Cancellation of Policy by the Insured - The Insured may cancel this Policy upon thirty (30) days written notice thereof to the Company if the Company shall cease to be Qualified or the total outstanding unpaid principal balances of all Loans has been reduced to no more than 10 percent (10%) of the Total Initial Principal Balance. The Company shall use diligent efforts to remain Qualified. There shall be no other right of cancellation of this Policy by the Insured. There shall be no refund of premium on cancellation of this Policy by the Insured except if cancellation occurs because the Company is not Qualified. In such case, a pro rata refund shall be paid retroactively to the date of cancellation.

                  In the event of cancellation under this Section 2.8, a Default existing at the time that coverage is cancelled shall not be covered under this Policy.

         2.9 Schedule to be Furnished to the Company - Within thirty (30) days after request by the Company during the Fill-Up Period, and within ninety (90) days after the end of the Fill-Up Period, the Insured shall deliver to the Company a listing of mortgage loans, proposed for insurance under this Policy and other information called for by the Schedule. Such listing shall be consistent with the information contained in the Company's records and shall be subject to whatever changes are necessary to make the listing correct. Upon the Company's acceptance of the listing and the information in the listing, the Company shall issue the Schedule. If the Insured fails to provide the listing within the required time, the Company shall be entitled to prepare the Schedule and the Schedule as prepared by the Company will be binding on the Insured. In addition, the Insured shall, on a monthly basis, provide the Company with a list of loans which have been prepaid in full.

         2.10     Loan Files - The Company shall have the right upon thirty
                  (30) days prior written notice to obtain from the Insured a copy of the complete Loan File for any Loan insured hereunder. If for any reason the Insured fails to provide such a copy within the thirty (30) day period, the Company may cancel coverage of the related Loan hereunder.

3 Changes in Various Loan Terms and Servicing; Co-ordination and Duplication of Insurance Benefits

         3.1 Loan Modifications - Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as such change is permitted by terms of the Loan without the approval of the Insured; nor make any change in the Property or other collateral (including, in the case of a cooperative unit, the Cooperative Security) securing the Loan; nor release the Borrower from liability on a Loan.

         3.3 Assumptions - If a Loan is assumed with the Insured's approval, the Company's liability for coverage under this Policy will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

         3.4 Change of Servicing - If the servicing rights for a Loan are sold, assigned or transferred, coverage of the Loan hereunder will continue provided that written notice of the next Servicer is given to the Company and the new Servicer is approved in writing by the Company, and subject, nevertheless, to all of the terms and conditions hereof and to all defenses which the Company may have had prior to any such sale, assignment or transfer. The Company shall be automatically deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been canceled, providing for residential mortgage guaranty insurance. Nothing in this Section 3.4 shall relieve the Insured of its obligation to pay premiums under Sections 2.4 and 2.5 hereof.

         3.5 Loan Assignment - Unless advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company), or this Policy and coverage of all Loans under this Policy are assigned to an Insured as described in Section 1.21, if a Loan is sold, assigned, or transferred by the Insured, the coverage of such Loan under this Policy may not and will not be assigned to such purchaser, assignee, or transferee and coverage of such Loan under this Policy shall automatically terminate upon such purchase, assignment or transfer. If the Company does not give such approval, the Company shall thereafter, for all purposes under this Policy, including for purposes of calculating premiums and the Aggregate Loss Limit, disregard such sale, assignment or transfer, and continue to treat the Insured as the only person with any interest in such Loan and the Insured agrees that it and any such purchaser, assignee, or transferee shall make all such arrangements as between or among themselves as may be appropriate in light of this restriction on the transfer of such coverage.

         3.6 Co-ordination and Duplication of Insurance Benefits - The coverage under this Policy shall be excess over any Primary Policy and any other insurance that may apply to the Property or to the Loan, regardless of the type of or the effective date of such other coverage.

4        Exclusions From Coverage

         The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

         4.1 Balloon Payment - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment"). This exclusion will not apply if the Insured, the owner of the Loan, or other person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace for similar loans (but otherwise subject to Section 3.1), (iii) is an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or owner's underwriting standards. This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

         4.2 Effective Date - Any Claim resulting from a Default existing at the Insurance Effective Date or occurring after lapse or cancellation of coverage of a Loan.

         4.3 Incomplete Construction - Any Claim made before construction of the Property or, in the case of a cooperative unit, of the underlying real estate owned by the cooperative organization, is completed in accordance with the applicable construction plans and specifications or if the Property is not completed in accordance with the construction plans and specifications upon which the Original Appraisal was based.

         4.4 Fraud, Misrepresentation and Negligence - (a) Any Claim involving or arising out of any fraudulent, criminal or knowingly wrongful act or out of any Misrepresentation by the Borrower, the Insured, the Servicer or any agent or employee of the Insured or the Servicer.

                  (b) Any Claim where there was negligence by the Insured (or Person which originated the Loan) with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can, in its opinion, reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

         4.5 Non-Approved Servicer - Any Claim occurring when the Servicer, at time of Default or thereafter, was not approved by the Company. In the event that the Company determines to withdraw approval with respect to a Servicer, if the owner of a Loan has given to the Company notice that the Servicer is responsible for servicing that Loan for the owner, the Company shall give the owner of the Loan written notice of the Company's decision to withdraw approval of the Servicer and allow the owner ninety (90) days from the date of such notice in which to complete a transfer of the servicing rights to the Loan to a Servicer approved by the Company. For purposes of this Section 4.5, the Insured shall be deemed to be the owner of the Loan unless the Company has been notified in writing of some other owner.

4.6 Physical Damage (Other than Relating to the Pre-Existing Environmental Conditions) - Any Claim where, at any time after the Insurance Effective Date, Physical Damage to a Property and/or, in the case of a cooperative unit, to the underlying real estate owned by the cooperative organization (other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

                  a. This exclusion shall not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time. For purposes of this
                       Section 4.6, the aggregate cost of restoring the Physical Damage shall include Physical Damage to the Property and, in the case of a cooperative unit, the underlying real estate owned by the cooperative organization.

                  b. This exclusion shall not apply if the Insured has restored the Property and/or, in the case of a cooperative unit, the underlying real estate owned by the cooperative organization in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Insurance Effective Date. In lieu of requiring restoration of the Property and/or, in the case of a cooperative unit, the underlying real estate owned by the cooperative organization, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration as such cost shall be determined by the Company.

                  c. For purposes of this Section 4.6, the Property and/or, in the case of a cooperative unit, the underlying real estate owned by the cooperative organization subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property and/or, in the case of a cooperative unit, the underlying real estate owned by the cooperative organization at the time the Loan was made, whether or not they are deemed part of the real property.

                  d. Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

         4.7 Pre-Existing Environmental Conditions - Any Claim where there is an Environmental Condition which existed on the Property and/or, in the case of a cooperative unit, the underlying real estate owned by the cooperative organization (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Insurance Effective Date, subject to the following provisions:

                  a. This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

                  b. This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and
                       (2) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

         4.8 Down Payment - Any Claim involving a Loan which is for the purchase of the Property or, in the case of a cooperative unit, the related Cooperative Security, and for which the Borrower did not make a down payment as described in the Application.

         4.9 First Lien Status - Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first or equivalent lien on the Property or, in the case of a cooperative unit, the related Cooperative Security.

         4.10 Breach of the Insured's Obligation or Failure to Comply with Terms - Any Claim resulting from a Default occurring after any breach by the Insured of the obligations, or failure to comply with the conditions, set forth in this Policy that is material to either the acceptance of the risk or the hazard assumed by the Company or that materially contributes to the Default that results in a Claim, with respect to the Loan which has gone into Default.

         4.11 Exclusion Under Primary Policy - Any Claim to the extent the related claim was excluded under any Primary Policy.

         4.12     Primary Policy - With respect to any Claim, and subject to
                  Section 5.1, the amount of the full percentage option claim payment which the insurer under any Primary Policy should have paid, but which was not paid, disregarding the reason or cause for the denial or failure of such insurer to pay under such Primary Policy, or whether the Insured fails to obtain a Primary Policy as required by Section 5.1.

         4.13 Investor-Paid Coverage - With respect to any Loan, if (a) the Borrower is charged a separate or identifiable amount for the premium payable under this Policy, or if escrow funds of the Borrower are used, to reimburse the Insured, Servicer or other Person paying the premium to the Company and if said premium is not paid from the funds of the Insured or the Servicer, and (b) the Borrower, directly or indirectly pays for such premium, including by an interest rate or other charges which are higher than the interest rate or other charges applicable to mortgage loans which are not similarly insured.

5        Conditions Precedent to Payment of Claim

         It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

         5.1 Maintenance of Primary Policy - With respect to any Loan insured by a Primary Policy, the Insured is required to maintain the Primary Policy. Notwithstanding the foregoing, if a Primary Policy is required but there is no Primary Policy in force, the Company shall accept the Claim and compute the Loss as if such a Primary Policy were in force as provided in Section 7.2; provided, further, that the Company shall not be liable pursuant to this Policy for any portion of such Primary Policy claim.

                  It is the primary responsibility of the Insured to provide appropriate servicing and mitigation of delinquencies through its Primary Policy, if applicable. The Insured shall not take, or fail to take, any action which would impair its rights under a Primary Policy unless it shall first have given prompt written notice to the Company of any conflict between the Primary Policy and this Policy or any circumstance under which its rights under the Primary Policy might be impaired, in which case the Company may direct the Insured to take or not take action, provided that the Insured's rights under the Primary Policy are not prejudiced. The risk of collection of a claim payment under any Primary Policy and the risk of the insolvency of the issuer of any Primary Policy are risks of the Insured and are not covered under this Policy.

         5.2 Notice of Default - The Insured must give the Company written notice:

                  a. Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

                  b.   Within ten (10) days after:

                       1. The date when the Borrower has become no more than three (3) months in Default on the Loan; or

                       2. The date when any Appropriate Proceedings which affect the Loan or the Property, or, in the case of a cooperative unit, the Cooperative Security, or the Insured's or Borrower's interest therein have been started;

                  whichever occurs first.

                  If the Insured fails to give the notice of Default to the Company within the time period specified in this Section 5.2, any additional interest accruing or advances incurred during the period of such failure shall not be includable in the Claim Amount.

         5.3 Monthly Reports - Following a notice of Default on a Loan, the Insured shall furnish the Company with monthly reports in any form approved by the Company on the status of the Loan, the status of any Appropriate Proceedings and on the servicing efforts undertaken to remedy the Default. These monthly reports shall continue until the Borrower is no longer in Default or a Claim has been filed with the Company.

         5.4 Company's Option to Accelerate Filing of a Claim - At any time following a notification of Default on a Loan, and before the Insured has obtained Good and Merchantable Title to the Property, the Company, directly or through its assignee (as purchaser of the Loan), shall have the right to purchase the Loan from the Insured, free and clear of all liens, claims or encumbrances, for a purchase price equal to the Loss calculated under Section 7.3(a) of this Policy, (but without deduction for a Primary Policy payment which has not yet become payable) and under the following terms and conditions:

                  a. Within twenty (20) days after notice to the Insured or such longer period specified by the purchaser in its notice) that the Company or its assignee has elected to purchase the Loan pursuant to this Section 5.4, the Insured shall tender and deliver or cause to be delivered to the purchaser, to be held in escrow by the purchaser against receipt of the purchase price as set forth herein above within ten (10) days after such tender and delivery of all of the following:

                       1. one or more assignments (as shall be necessary or appropriate) to the purchaser, containing customary representations and warranties, duly and properly executed and in recordable form, of all of the Insured's ownership right, title and interest in and to the Loan and related documents (including a Primary Policy) and, unless expressly specified as being not subject to assignment or transfer, seller/servicing agreements relating to the Loan, but excluding any rights under the Insured's agreement with another Person to provide credit enhancement under a participating financial institution agreement or similar agreement between the Insured and such Person;

                       2. the note, bond or other instrument evidencing the Loan, properly endorsed in blank;

                       3. an assignment, to the purchaser, of coverage with respect to such Loan under this Policy, subject to all of the terms and conditions contained herein; and

                       4. any and all documents executed or delivered by or to the Borrower under, or any holder of, such Loan, including the following:

                           i) originals (or, if publicly recorded, certified copies) of mortgages, deeds of trust or other security instruments or assignments thereof;

                           ii) originals (or duplicates acceptable to the Company) of policies of title insurance or opinions of title and surveys;

                           iii) originals (or duplicates acceptable to the
                                Company) of certificates and/or policies evidencing private mortgage insurance and hazard insurance; and

                           iv) copies of state and/or federal disclosure and/or consumer credit documents.

                  b. Upon purchase of the Loan by the purchaser pursuant to the foregoing terms, the Insured shall have no further right to payment of Loss under this Policy with respect to such Loan. Payment to an Insured of the amount specified herein shall be a full and final discharge of the Company's obligations to such Insured with respect to such Loan. The Company shall have the right to assign its right to purchase a Loan pursuant to this
                       Section 5.4 to any Person, subject to the terms and conditions hereof.

         5.5 Voluntary Conveyance - The Insured may only accept a conveyance of the Property or, in the case of a cooperative unit, the Cooperative Security from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

         5.6 Appropriate Proceedings - The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

                  In conducting Appropriate Proceedings, the Insured must:

                  a. Diligently pursue the Appropriate Proceedings once they have begun;

                  b. Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

                  c. Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

                  d. Bid an amount at the foreclosure sale in accordance with the foreclosure bidding guidelines issued by the Company; provided that, if the Company has not issued such guidelines, the Insured may bid the amount necessary to acquire the Property; and

                  e. Act so that its ability to preserve, transfer and assign to the Company its rights against the Borrower is not impaired and so that the rights of the Company under this Policy against the Borrower are not adversely affected, including any rights to obtain a deficiency judgment from the Borrower.

         5.7 Mitigation of Damages - The Insured must, or must cause the Servicer to, actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property. The Company must administer this Policy in good faith.

                  Without limiting the right of the Company to direct the Insured with respect to disposition of the Property, the Company may direct the Insured: to list the Property for sale at a price to be established; to select the agents or brokers with whom the Property is listed; without limiting the Insured's obligation under this Policy to restore a Property, to expend funds and complete work on the Property for the purpose of making the Property ready for sale at the listed price, provided that such expenditures are includable in the Claim for Loss; to assist in obtaining access of the Company to the Property; and to otherwise assist in the prompt disposition of the Property, pursuant to an Approved Sale at the price established by the Company. If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of monies due under the Loan, including activities such as obtaining information from the Borrower, attempting to develop repayment schedules acceptable to the Insured, conducting Property inspections, and requesting appraisals of the Property. The Insured shall make available to the Company such information relating to the Insured's collection efforts as the Company shall reasonably request.

         5.8      Advances - The Insured must advance:

                  a. Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

                  b. Reasonable and necessary Property protection and preservation expenses approved by the Company, which shall not include expenditures to remove an exclusion from coverage under Section 4;

                  c. The costs of engaging in foreclosure and eviction proceedings (including moving costs where required by law to be paid by the evicting party), reasonable attorney's fees not exceeding three (3) percent of the Outstanding Principal Balance and accumulated interest due under the Loan, and court costs;

                  d. Reasonable expenses necessary for the protection and preservation of the Property and, in the case of a cooperative unit, the Cooperative Security, as approved by the Company. Although advance approval is not required, the Company reserves the right to disallow advances reflecting such expenses upon payment of the Claim if, in the Company's reasonable judgment, such advances were not reasonable and necessary. Insureds are therefore encouraged to seek the Company's prior consent.

         5.9 Claim Information and Other Requirements - the Insured must provide the company with:

                  a.   All information reasonably requested by the Company;

                  b. A completed form furnished by or acceptable to the Company for settlement of a Claim;

                  c.   If the Property is not being acquired by the Company:
                       (1) a copy of (i) an executed trustee's or sheriff's deed (which may be unrecorded) conveying Good and Merchantable Title to the Property or, in the case of a cooperative unit, the Cooperative Security to the Insured, or (ii) a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance; (2) a copy of the sales contract and closing statement or evidence of sale pursuant to foreclosure or the Primary Policy; and (3) such other information requested by the Company evidencing an Approved Sale of the Property;

                  d.   If the Property is being acquired by the Company:

                       1. A recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property or, in the case of a cooperative unit, the Cooperative Security;

                       2. If required by the Company, a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

                       3. Possession of the Property, but only if the Company has required such Possession in writing; and

                  e. If requested by the Company, access to the Property after completion of foreclosure, which may be requested before or after filing of the Claim.

         5.10 Acquisition of Good and Merchantable Title Not Required - The Insured will not be required to acquire Good and Merchantable Title to a Property if the Company requires an early claim filing pursuant to Section 5.4.

         5.11 Procedures for the Company's Approval of a Sale of a Property by the Insured

                  a. The Insured must submit to the Company for approval any offer to purchase a Property (including, in the case of a cooperative unit, the Cooperative Security) which it receives. The Company shall then promptly either approve or direct the Insured to submit a counteroffer.

                  b. At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds. The Company may require any changes to the offer or direct the marketing of the Property (including, in the case of a cooperative unit, the Cooperative Security) or expenditures by the Insured for restoration of the Property as a condition to its approval.

                  c. If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds that it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property and, in the case of a cooperative unit, the Cooperative Security.

                  d. If the Company approves the offer, the Loss payable by the Company under this Section 5.11 will be the amount calculated under Section 6.3(b) for an Approved Sale. The net proceeds for an Approved Sale will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds. For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company or as otherwise approved by the Company.

                  e. The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or the Servicer of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

                  f. If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property (including, in the case of a cooperative unit, the Cooperative Security) and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

                  g. The Insured shall actively cooperate with the Company and comply with all reasonable requests and directions of the Company in effecting a sale of the Property and, in the case of a cooperative unit, the Cooperative Security.

         5.12 Collection Assistance - If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of monies due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

         5.13 Subrogation Agreements. The Insured shall execute and deliver in a timely manner at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer and assign rights of recovery to the Company in accordance with the provisions of Section
                  8.3 of this Policy.

6        Company Option to Acquire Loans After Default

         6.1      Option.

                  At any time following a notification of Default on a Loan, and before the Insured has obtained Title to the Property or, in the case of a cooperative unit, the Cooperative Security, the Company or its assignee (which may collectively be referred to in this Section 6 as the "Purchaser") shall have the right to purchase the Loan from the Insured, on a servicing-released basis, free from all liens, claims or encumbrances, for a purchase price equal to the sum of:

                  (a)  The Outstanding Principal Balance;

                  (b) Any accumulated unpaid interest thereon computed at the contractual rate specified in the Loan (exclusive of delinquency charges and penalty rates and not compounded); and

                  (c) Amounts expended by the Insured pursuant to Section 5.8 (and not reimbursed or covered by amounts contained in any related escrow account) for payment of permitted advances.

         6.2      Exercise of Option; Insured's Obligations.

                  Within twenty (20) days after notice to the Insured (or such longer period specified by the Purchaser in its notice) that the Purchaser has elected to purchase the Loan pursuant to
                  Section 6.1 of this Policy, the Insured shall tender and deliver or cause to be delivered to an escrow agent designated by the Purchaser, against receipt of the purchase price as set forth in Section 6.1 above:

                  (a) One or more assignments (as shall be necessary or appropriate) to the Purchaser, containing customary representations and warranties, duly and properly executed and in recordable form, of all of the Insured's ownership right, title and interest in and to the Loan, the Cooperative Security (in the case of a cooperative unit) and related documents and, unless otherwise agreed to between the Purchaser and the Insured, sale and servicing transfer agreements containing such representations, warranties and covenants as the Purchaser shall reasonably require;

                  (b) The note, bond or other instrument evidencing the Loan, properly endorsed in blank;

                  (c) An assignment to the Purchaser of coverage under this Policy and the Primary Policy, if any, subject to all of the terms and conditions contained herein and therein;

                  (d) In the case of a cooperative unit, the certificates or shares, and the proprietary lease or occupancy agreement which constitutes the Cooperative Security for the Loan; and

                  (e) The originals (or in the case of recorded documents which have not been returned by the recording office, certified copies) of any and all documents delivered to the Lender under such Loan, and copies of all documents delivered by the Borrower or by the Borrower to third parties under such Loan (if copies were delivered to the Lender), including, without limitation, the following:

                       (i) Mortgages, deeds of trust, security agreements, stock power or pledge, financing statements or other security instruments;

                       (ii) Policies of title insurance or opinions of title and surveys;

                       (iii) Certificates and/or policies evidencing private
                             mortgage insurance and hazard insurance;

                       (iv) State and/or federal disclosure and/or consumer credit documents; and

                       (v)   Assignments of the foregoing.

         6.3 Discharge of Obligation; Assignability. Upon purchase of the Loan by the Purchaser pursuant to the terms of this Section 6, all rights of the Insured under this Policy shall be transferred to the Purchaser, and payment to the Insured of the amount specified in Section 6.1 shall be a full and final discharge of the Company's obligations to such Insured with respect to such Loan. The Company shall have the right to assign its right to purchase a Loan pursuant to this
                  Section 6 to any Person, subject to the terms and conditions hereof.

         6.4 Loss After Property Disposition to Apply to Aggregate Loss Limit. If the Company subsequently disposes of the Property securing such Loan, the amount equal to the difference between the purchase price paid pursuant to Section 6.1 and the net proceeds from the sale by the Company or its assignee of the Property shall be applied against the Aggregate Loss Limit pursuant to Section 7.4.

7        Loss Payment Procedure

         7.1      Filing of Claim

                  a. If a Primary Policy is required pursuant to Section 5.1 hereof, unless the Company directs acceleration of the filing of a Claim under Section 5.4, the Insured must submit and settle its claim under the Primary Policy before a Claim may be filed under this Policy. If the Insured negotiates a claim settlement on a basis other than on conditions stated in the Primary Policy, the Insured must obtain the prior written consent of the Company to such settlement. If the Insured fails to obtain the Company's consent, the Company shall not be obligated to pay any difference between the negotiated claim settlement and the original claim amount due to the Insured under the Primary Policy. A Claim must be filed with the Company on a form provided or approved by the Company within sixty (60) days after the later of the following and only after both of the following conditions have been satisfied: (1) the date the claim has been settled and paid under the Primary Policy; and
                       (2) either (i) the date the Insured has conveyed title to the Property pursuant to an Approved Sale, (ii) the date the Company notifies the Insured that it will acquire the Property in settlement of the Claim, or
                       (iii) in the case of a cooperative unit, the redemption of the Cooperative Security by the Borrower or a third party, whichever is applicable.

                       If a claim under the Primary Policy has not been settled within six (6) months after the Insured has satisfied all reasonable requirements for filing of such claim, the Claim under this Policy may, notwithstanding any provision of this Policy to the contrary, be filed and the Claim shall be calculated and paid on the basis of the claim payment amount which the Insured should have received under such Primary Policy, as provided in Section 7.2(viii).

                  b.   If a Primary Policy is not required pursuant to
                       Section 5.1 hereof, unless the Company directs acceleration of the filing of a Claim under Section 5.4, a Claim must be filed with the Company on a form provided or approved by the Company within sixty (60) days after either of the following conditions, whichever is applicable, have been satisfied: (1) the Insured has conveyed title to the Property pursuant to an Approved Sale or (2) the date the Company notifies the Insured that it will acquire the Property in Settlement of the Claim.

                  c. Within ninety (90) days after payment of the Claim by the Company, the Insured shall be entitled to file a supplemental Claim in an amount equal to the sum of the advances made pursuant to Section 5.8 of this Policy that were not included in the initial Claim, and such supplemental Claim shall be paid by the Company within sixty (60) days after receipt thereof. The failure to file a supplemental Claim within this ninety (90) day period shall be deemed to be an election by the Insured to waive any rights to a supplemental Claim payment under this Policy.

                  d. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

                       If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

         7.2 Calculation of Claim Amount - Subject to the requirement for a Primary Policy, if any, and to the Aggregate Loss Limit then applicable, the Claim Amount will be an amount equal to the sum of:

                  a. The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

                  b. The amount of accrued and unpaid interest due on the Loan, computed at the contract rate stated in the Loan on the unpaid principal balance at the date of Default (without adjustment for the proceeds of Primary Policy coverage), through the date that the Loss is paid by the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

                  c.   The amount of advances incurred by the Insured under
                       Section 5.8 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Servicer of the Loan or their other internal costs) provided that such advances must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Loss is paid by the Company.

                  less:

                       (i) The amount of all rents and other payments (excluding net proceeds of an Approved Sale of the Property or, in the case of a cooperative unit, the Cooperative Security and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

                       (ii) The amount of cash remaining in any escrow account as of the last payment date;

                       (iii) The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

                       (iv) The amount paid under applicable fire and extended coverage policies which is in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan;

                       (v) The amounts of any payments of Loss previously made by the Company in connection with the Loan;

                       (vi) The net proceeds upon an Approved Sale of the Property other than from acquisition pursuant to a Primary Policy;

                       (vii) The amount of any due and unpaid premiums payable under this Policy;

                       (viii) The greater of the amount of any claim payment
                              pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under
                              Section 4.11 or 4.12 of this Policy not to have applied; and

                       (ix) Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

         7.3 Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option either:

                  a. Property Acquisition Settlement Option. If the Company has elected to acquire the Property, pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 7.2 for the Company's acquisition of the Property; or

                  b. Approved Sale Option. If the Property or, in the case of a cooperative unit, the Cooperative Security is sold pursuant to an Approved Sale, pay to the Insured the Claim Amount less the proceeds realized by the Insured in connection with the Approved Sale of the Property or Security. Such proceeds shall be calculated in the manner set forth in Section 5.11 of this Policy; or

                  c. Percentage Guaranty Option. Allow the Insured to retain title to the Property (or the Cooperative Security, in the case of a cooperative unit) and Possession of the Property, and pay to the Insured an amount equal to the Claim Amount multiplied by the Loan Coverage Percentage (such amount, the "Percentage Guaranty Amount"); provided that the Company shall deduct from such amount the amount of any payments previously made by it to the Insured in connection with the Loan and due and unpaid premiums payable under this Policy through the date of Default.

                       However, if a third party acquires Title to the Property (or, in the case of a cooperative unit, the Cooperative Security) at the foreclosure sale, unless such acquisition occurs because the Insured failed to follow the foreclosure bidding guidelines issued by the Company (if any), then the Company shall pay the lesser of: (i) the Percentage Guaranty Amount; and (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale.

         7.4 Aggregate Loss; Aggregate Loss Limit. The Aggregate Loss Limit of the Company is as set forth on the face of this Policy whether Claims are paid pursuant to Section 6 or pursuant to Section 7 of this Policy. When the total of all Losses paid by the Company under this Policy is an amount equal to the Aggregate Loss Limit, any liability or obligation of the Company to pay any additional Claims for Loss ceases until the Aggregate Loss is reduced below the Aggregate Loss Limit, at which time this Section 7 will again apply to all Perfected Claims until such time as the Aggregate Loss Limit is again reached.

         7.5      Calculation of Settlement Period

                  (a) Subject to the tolling provisions set forth in subsections (b), (c) and (d) below, the Claim Settlement Period shall expire sixty (60) days after the Claim Commencement Date.

                  (b) Within twenty (20) days after the Claim Commencement Date, the Company shall notify the Insured of any and all additional materials or information that must be submitted in order to perfect the Claim. If such additional materials or information are requested, the Claim Settlement Period shall be tolled from the date of such request until such information or materials are received by the Company.

                  (c) At any time prior to the closing of an Approved Sale, upon the request of the Company, the Insured shall provide the Company with Access to the Property. If the Company requests such Access and it is unavailable, the Claim Settlement Period shall be tolled until such time as Access becomes available and the Insured has notified the Company of the availability of such Access.

                  (d) In the event that the Company notifies the Insured that it intends to exercise its Property Acquisition Settlement Option pursuant to Section 7.3(a) and the Insured has not satisfied those conditions applicable to such settlement option (including, but not limited to, acquisition of Good and Merchantable Title and Possession of the Property), then the Claim Settlement Period shall not expire until the later of: (i) ten
                       (10) business days after the date upon which the Insured notifies the Company that all necessary preconditions applicable to the Property Acquisition Settlement Option have been satisfied; and (ii) the date on which the Claim Settlement Period would otherwise expire.

                  (e) In the event that the Company does not settle the Claim with the Insured within the Claim Settlement Period, the Company shall notify the Insured of any pending investigation with respect to the Loan, the Property or, in the case of a cooperative unit, the Cooperative Security and shall add to any later Claim paid with respect to the Loan at issue, interest at the contractual rate stated in the Loan accruing from the expiration date of the Claim Settlement Period until thirty (30) days after the date upon which the Insured is notified of the results of the Company's investigation.

         7.6      Cooperative Security Redemption

                  The Insured shall, with reasonable promptness, whether such redemption occurs either before or after the payment by the Company to the Insured of the Claim with respect to the related Loan, report to the Company the redemption of any Cooperative Security related to a Loan insured under this Policy, and shall provide the Company with evidence reasonably satisfactory to the Company demonstrating the amounts received by the Insured in redemption of the Cooperative Security. In the event that the Company has paid to the Insured a Claim under its percentage Guaranty Option set forth in Section 7.3(c) of this Policy and the Cooperative Security is subsequently redeemed by a Borrower, the Insured shall reimburse the Company the amount of the Company's Claim payment to the extent that the sum of the Claim payment and the amount realized by the Insured from the redemption of the Cooperative Security exceed the Claim Amount.

8        Additional Conditions

         8.1 Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

         8.2 Pursuit of Deficiencies - In addition to its customary Claim payment, if the Company elects to pursue the deficiency and the Insured elects not to participate, the Company will bear all expenses (including court costs, attorney's fees and other advances required of the Insured under Section 5.8 and interest exclusive of delinquency charges and not compounded) associated with preservation and pursuit of deficiency rights in excess of those expenses associated with the normal and customary foreclosure process and shall reimburse the Insured for such amounts as part of its Claim payment. If the Insured elects to pursue the deficiency jointly with the Company, all such expenses and interest shall be shared pro-rata. If the Insured elects to pursue the deficiency and the Company elects not to participate, only those expenses associated with the normal and customary foreclosure process shall be includable in the Claim Amount and no additional expenses associated with obtaining a deficiency judgment shall be reimbursed by the Company.

         8.3 Subrogation - The Insured shall cooperate with the Company in any action or proceeding to enforce any rights of recovery or other remedies which the Company may have or may have acquired pursuant to this Section 8.3 against the Borrower or any other Person and shall refrain from any action, either before or after payment of a Loss hereunder, that shall in any manner prejudice such rights.

                  If either the Insured or the Company desires to pursue a deficiency judgment against a Borrower in connection with a Loan insured under this Policy, the Party seeking to pursue such deficiency judgment shall contact the other party to determine whether the deficiency judgment should be sought for the account of both parties or only for its own account; provided, however, that if under the laws of the applicable jurisdiction, pursuit of a deficiency judgment will substantially increase the expenses associated with foreclosure, the Insured shall contact the Company prior to the initiation of a form of foreclosure proceedings that would increase the costs of foreclosure to determine whether a deficiency judgment is to be sought and, if so, whether such deficiency judgment is to be sought for the account of both parties or only for the account of the Company or the Insured. In connection with the determination regarding pursuit of a deficiency judgment, each of the Insured and the Company must provide the other with all information it may have concerning the assets of the Borrower, possible defenses, and other information material to the decision.

                  If the parties determine that the deficiency judgment shall be pursued solely for the account of the Company, the Company shall be subrogated to all of the Insured's rights of recovery against the Borrower and any other Person relating to the Loan or the Property with respect to which the Company has paid a Claim for Loss. If the parties determine that the deficiency judgment shall be pursued for the account of both parties, the Company shall be subrogated pro-rata to such rights of recovery. If the parties determine that the deficiency judgment shall be pursued solely for the account of the Insured, or if the Company is prohibited by law from pursuing the deficiency judgment, the Company shall not be subrogated to any of the Insured's rights of recovery against the Borrower and any other Person relating to the Loan or the Property with respect to which the Company has paid a Claim for Loss.

         8.4 Policy for Exclusive Benefit of the Insured - An Approval of Coverage, this Policy and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and permitted assigns, and in no event will any Borrower or other person be deemed a party to, or an intended beneficiary of, such Approval of Coverage, this Policy or any coverage hereunder.

         8.5 Effect of Borrower Insolvency or Bankruptcy on Principal Balance - If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 8.5.

                  If a Default occurs on the Loan, the Insured has acquired Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 7.2, from the date of Default giving rise to the Claim (but for no prior period), whether payable directly or by an addition to the principal balance which is includable in the Claim Amount, and (c) reasonable and necessary expenses incurred by the Insured which are associated with the amount by which the principal balance of the Loan became unsecured.

         8.6      Arbitration of Disputes

                  Unless prohibited by applicable law, all controversies or claims arising out of or relating to this Policy, or the breach, interpretation or construction thereof, shall be settled by arbitration in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made; provided, however, that the Company and the Insured both retain the right to seek a declaratory judgment from a court of competent jurisdiction on matters of policy interpretation.

                  The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if such proposed arbitrator is an employee, officer or director of any mortgage guaranty insurer, or of any bank, savings and loan or other entity engaged in the origination, purchase or sale of mortgage loans or mortgage-backed securities.

                  The arbitration shall be held at the time and place agreed upon by the parties or, in the absence of such agreement and at the option of the Insured, in the capital of the state in which the Insured's principal place of business is located or in the city nearest to the Insured's principal place of business in which the American Arbitration Association maintains an office. The decision of the arbitrator(s) shall be made in accordance with the terms of this Policy and the law specified in Section 8.11. The decision of the arbitrator(s) shall be final and binding upon the Company and the Insured, and judgment upon the award may be entered in any court having jurisdiction thereof.

         8.7 Release of Borrower; Defenses of Borrower - The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation with respect to such Loan to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 8.5.

         8.8      Amendments; No Waiver; Rights and Remedies; Use of Term
                  "Including"

                  a. The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment shall be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Loans where the date of the related Approval of Coverage was issued on or after the effective date of the amendment.

                  b. No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

                  c. No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

         8.9 No Agency - Neither the Insured, any Servicer, nor any of their employees or agents (including the persons underwriting the Loan on behalf of the Insured), will be deemed for any reason to be agents of the Company.

         8.10 Assignment - This Policy shall not be assigned or transferred by the Insured without the prior written consent of the Company, which consent shall be obtained from the Company at least thirty (30) days prior to such assignment or transfer. The failure of the Insured to obtain such prior written consent of the Company shall render any proposed assignment or transfer to be null and void. The Company, as defined herein, shall include its successors and assigns.

         8.11 Applicable Law and Conformity to Law - All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured under this Policy is located.

         8.12 Notice - Unless otherwise directed by the Company, all notices, Claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be: (i) mailed postpaid; (ii) sent by overnight courier; (iii) transmitted electronically, telephonically or via magnetic tape in a manner approved by the Company; or (iv) sent by facsimile transmission, to the Company at the following address or facsimile number:

                         General Electric Mortgage Insurance Corporation Post Office Box 177800
                         Raleigh, North Carolina  27619
                         Facsimile Number:  (919) 846-4514

                  All notices to the Insured shall be: (i) mailed postpaid;
                  (ii) sent by overnight courier; (iii) transmitted electronically, telephonically or via magnetic tape in a manner approved by the Insured; or (iv) sent by facsimile to the address on the face of this Policy.

                  Either party may notify the other of a change in address in the same manner as provided for giving notice. Except as otherwise specified herein, all notices, Claims, tenders, reports and other data required to be submitted to the Company or the Insured shall be deemed to have been given upon actual receipt.

                  The Company and the Insured may mutually agree that notices shall be sent to any additional Person. Except as expressly agreed by the Parties, no liability shall be incurred by the Company for failure to send notice to a Person other than the Insured.

         8.14 Reports and Examinations - The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

         IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its duly authorized officers in facsimile or through other legally authorized means to become effective as their original signatures and binding on the Company by virtue of the countersignature by its duly authorized representative.

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

General Electric Mortgage Insurance Corporation
6601 Six Forks Road
P.O. Box 177800, Raleigh, North Carolina 27619

                       --------------------------------
                              Mortgage Portfolio
                         Insurance Policy Endorsement

                                 (Deductible)

-------------------------------------------------------------------------------
Policy Issued To:                   Attached to and Forming Part of Policy No.:



                                                 Effective Date of Endorsement:

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On those Loans that are insured under the above Policy, the Insured and the
Company hereby agree that the above-referenced Policy is amended and modified as follows:

1. The first sentence of Section 1.2 is amended by adding after the phrase "paid by the Company" the following phrase:

         "and the Deductible Losses charged to the Deductible Amount under any endorsement to this Policy"

2.    For purposes of this Endorsement, the following terms shall be added as
Section 1.49 and 1.50 of this Policy:

         1.40 Deductible Amount means an amount determined and calculated as agreed upon by the Company and the Insured, taking into account the term of the loan, the ratio of the principal balance of the Loan to the Value of the Property, purpose of the Loan and other factors as agreed to by the Company and the Insured, which amount shall be calculated as provided on the face of this Policy.

         1.41 Deductible Loss means the Claim Amount as calculated under this Policy as of the date of the closing of the Approved Sale, which, for purposes of determining the Claim Amount, shall be the date which is substituted for the date of filing of the Claim.

3.   A new Section 7.6 is added to the Policy as follows:

7.6  Deductible Losses

         Notwithstanding any other provision of this policy, the Company shall have no liability to pay any Loss until, and except to the extent that, the aggregate amount of the Deductible Loses shall exceed the Deductible Amount. The Insured shall remain solely responsible for all Deductible Losses up to the Deductible Amount.

         The Deductible Loss for a Loan shall be calculated after Company has finally determined and paid any Loss in respect of such Loan. A Deductible Loss shall only be charged to the Deductible Amount if a Claim for Loss would have been payable by the Company. The Insured shall comply with all of the requirements of this Policy that would be applicable if the Company were paying a Claim for Loss, including, the requirements of Section 5.7 relating to the mitigation of the Company's Loss. The Insured (or the servicer on behalf of the Insured) shall file a Claim with the Company within thirty (30) days after the end of the calendar quarter in which the Approved Sale occurs. The Company shall process such Claim and determine the amount of the Deductible Loss for a Loan within sixty (60) days after filing of the Claim by the Insured.

Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, except as expressly set forth above. All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein.

                                                                  Exhibit 99.2




(Multicurrency--Cross Border)


                                    ISDA(R)
             International Swaps and Derivatives Association, Inc.

                               MASTER AGREEMENT
                          dated as of January 4, 2001


     WESTDEUTSCHE LANDESBANK GIROZENTRALE and DLJ ABS TRUST, SERIES 2000-7 have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.   Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   Obligations

(a)  General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to
     (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  Netting.  If on any date amounts would otherwise be payable:--

     (i)   in the same currency; and

     (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

           (1)   promptly notify the other party ("Y") of such requirement;

           (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

           (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

           (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                 (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                 (B)   the failure of a representation made by Y pursuant to
                 Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii)  Liability. If:--

           (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under
                 Section 2(d)(i)(4);

           (2)   X does not so deduct or withhold; and

           (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified. as soon as reasonably practicable.

(b) Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under
     Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

           (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

           (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
     (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
           (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or
           (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

           (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

           (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

           (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

           (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii)  Transfer to Avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i). Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv)  Right to Terminate. If:--

           (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

           (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  Effect of Designation.

     (i)   If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss," and a payment method, either the "First Method" or the "Second Method." If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method," as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default:--

           (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

           (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

           (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

           (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

           (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

           (2)  Two Affected Parties. If there are two Affected Parties:--

                (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

           If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).
"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) is respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


WESTDEUTSCHE LANDESBANK GIROZENTRALE        DLJ ABS TRUST, SERIES 2000-7
                                              BY THE CHASE MANHATTAN BANK,
                                              NOT IN ITS INDIVIDUAL CAPACITY,
                                              BUT ACTING SOLELY AS TRUSTEE OF
                                              THE DLJ ABS TRUST, SERIES 2000-7



By: /s/ David J. Wolf                       By: /s/ Mary Boyle
   --------------------------------      -------------------------------------
   Name:   David J.Wolf                  Name:   Mary Boyle
   Title:  Vice President                Title:
   Date:  01/04/01                       Date   1/04/01

                                                                EXECUTION COPY

SCHEDULE TO THE MASTER AGREEMENT
DATED AS OF January 4, 2001

between

WESTDEUTSCHE LANDESBANK GIROZENTRALE, a bank organized under the laws of the State of North Rhine - Westphalia acting through its NEW YORK BRANCH ("Party A")

and

DLJ ABS TRUST, SERIES 2000-7
("Party B")

PART I
TERMINATION PROVISIONS


(a) "Specified Entity" has no meaning in relation to either Party A or Party B.

(b)   "Specified Transaction" has the meaning specified in Section 14.

(c) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to both Party A and Party B.

(d) The "Default under Specified Transaction" provision of Section 5(a)(v) will not apply to either Party A or Party B.

(e) The "Cross-Default" provisions of Section 5(a)(vi) will not apply to either Party A or Party B.

(f) The "Breach of Agreement" provisions of Section 5(a)(ii), the "Credit Support Default" provisions of Section 5(a)(iii) and the "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A or Party B.

(g) The "Credit Event Upon Merger" provision of Section 5(b)(iv) will not apply to Party A or Party B.

(h) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(i) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement but subject to Part 6 of this Schedule:

      (i)   Market Quotation will apply.
      (ii)  The Second Method will apply.


(j)   "Termination Currency" means United States Dollars.




PART 2
TAX REPRESENTATIONS

(a) Payer Tax Representation. For the purpose of Section 3(e) of this Agreement, each party will make with respect to itself the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement;

provided that it shall not be a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representation. Party A makes the following Payee Tax
Representation: Each payment received or to be received by Party A in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States. Party B makes the following Payee Tax Representation: None


PART 3
AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:


PARTY
REQUIRED TO
DELIVER                   FORM/DOCUMENT/                                                           COVERED
DOCUMENT                  CERTIFICATE                               DATE BY WHICH                  BY SECTION 3(d)
                                                                    TO BE DELIVERED                REPRESENTATION

Party A and Party B       With respect to Party A, an               (i)  Upon the execution        Yes.
                          executed U.S. Internal Revenue                 of this Agreement or
                          Service Form W-8ECI, in duplicate              shortly thereafter,
                          (or any successor thereto).  With              with such form to be
                          respect to Party B, a U.S.                     updated as requested by
                          Internal Revenue Form W-9 in                   the other party; and
                          duplicate (or any successor                    (ii) promptly upon
                          thereto).                                      reasonable demand by
                                                                         the other Party.

Party A and B             Evidence reasonably satisfactory          Upon execution of this         Yes.
                          to the other party as to the              Agreement and, if
                          authority, incumbency and specimen        requested,upon execution
                          signature of each person executing        of anyConfirmation.
                          any document on its behalf in
                          connection with this Agreement,
                          any Confirmation and any Credit
                          Support Document.

Party A and B             A legal opinion from counsel to           Upon execution of this         No.
                          each Party in the form and                Agreement.
                          substance to be satisfactory to
                          the Party to whom such opinion is
                          being delivered.

Party A                   Annual audited financial                  Promptly after request upon    Yes.
                          statements prepared in accordance         becoming publicly available.
                          with generally accepted accounting
                          principles in the country in which
                          the party is organized.

Party A and               A certificate of the Secretary or         Upon delivery of this          Yes.
Party B                   another authorized officer (or, in        Agreement.
                          the case of Party A, the current
                          authorized signature book of such
                          party) specifying the names, titles,
                          authority and specimen signatures of
                          the persons authorized to execute
                          this Agreement and each Confirmation
                          on its behalf.

Party B                   Other documents reasonably               Upon request.                  Yes.
                          requested by Party A.


PART 4
MISCELLANEOUS

(a)(i)   Addresses for Notices. For the purpose of Section 12(a) of this
Agreement:

Address for notices or communications to Party A:

To the office(s) specified in the relevant Confirmation with a copy of any notice or other communication under Section 5, 6, 7, 11 or 13 to the New York Branch Legal Department and Duesseldorf Office of Party A as set forth below:

Address:      Westdeutsche Landesbank Girozentrale, New York Branch
Attention: Legal Department
1211 Avenue of the Americas
New York, New York 10036
Tel: (212) 852-6092
Fax: (212) 768-4781

Westdeutche Landesbank Girozentrale
Herzogstrasse 15
D-40217 Duesseldorf,
Germany
Attn: Legal Department (Documentation Unit)
Tel: 011-49-211-826-71709
Fax: 011-49-211-826-6124


Address for notices or communications to Party B:

Address:         The Chase Manhattan Bank
                 450 West 33rd Street, 14th Floor
                 New York, New York 10001
                 U.S.A.

Attention:       DLJ ABS TRUST 2000-7
Facsimile No.:
Telephone No.:


(ii) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the")" the words": provided, however, any such notice or other communication may be given by facsimile transmission".

(b)   Process Agent. For purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:  Not Applicable.

Party B appoints as its Process Agent:  Not Applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For purposes of Section 10(c) of this Agreement:

Party A is not a Multibranch Party and will act through its New York office.

Party B is not a Multibranch Party.

(e) Calculation Agent. Party A; unless an Event of Default shall have occurred and Party A is a Defaulting Party, in which event the Calculation Agent will be Party B. The failure of Party A to perform its obligations as Calculation Agent hereunder shall not be construed as an Event of Default or Termination Event.

(f)   Credit Support Documents.  Details of any Credit Support Documents:  None

(g)   Credit Support Provider means
In relation to Party A:    Not Applicable.
In relation to Party B:    Not Applicable.

(h) Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. .

(i)   Netting of Payments. Section 2(c) of this Agreement will not apply.

(j) "Affiliate" will have (i) with respect to Party A, the meaning specified in Section 14.

PART 5
OTHER PROVISIONS

(a) ISDA Definitions Incorporated by Reference. The definitions and provisions of the 1991 ISDA Definitions ("1991 Definitions") (as published by the International Swaps and Derivatives Association, Inc. ("ISDA") and as supplemented by the 1998 Supplement to the 1991 ISDA Definitions) are incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the 1991 Definitions (as so supplemented) shall have the meaning set forth therein.

(b) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following subparagraphs:

      "(g) No Agency. It is entering into this Agreement, any Credit Support Document and any other document relating to this Agreement and the Transaction as principal and not as agent or on any capacity, fiduciary or otherwise."

(c) Swap Exemption. Each party hereto represents to the other party on and as of the date hereof and on the date on which the Transaction is entered into between them hereunder, that in connection with the negotiation of, the entering into, and the execution of this Agreement, any Credit Support
Document to which it is a party, the Transaction and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver, that:

      (i) This Agreement (including the Transaction) constitutes a "swap agreement" within the meaning of Commodity Futures Trading Commission ("CFTC") Regulations (the "CFTC Regulations") Section 35.1(b)(1), Section 101(53)(B) of the U.S. Bankruptcy Code and the CFTC Policies Statement concerning Swap Transactions, 54 Fed. Reg. 30694 (July 21, 1989) (the "CFTC Swap Policies Statement").

      (ii) It is an "eligible swap participant' as defined in Section 35.1(b)(2) of the CFTC Regulations.

      (iii) This Agreement (including the Transaction) is not one of a fungible class of agreements that are standardized as to their material economic terms, within the meaning of Section 35.2(b) of the CFTC Regulations.

      (iv)   The economic terms of this Agreement, any Credit Support
      Document to which it is a party, and the Transaction have been individually tailored and negotiated by it, and the creditworthiness of the other party was a material consideration in its entering into or determining the terms of this Agreement, any such Credit Support Document and such Transaction (including, without limitation, pricing, cost and credit enhancement terms), within the meaning of Section 35.2(c) of the CFTC Regulations.

      (v) It has entered into this Agreement (including the Transaction) in conjunction with its line of business (including financial intermediation services) or the financing of its business, within the meaning of the CFTC Swap Policies Statement.

(d) Relationship between Parties. In connection with the negotiation of, the entering into, and the confirming of this Agreement, and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver, each party hereby represents and warrants, and, in connection with the negotiation of, the entering into, and the confirming of the execution of the Transaction, each party will be deemed to represent to the other party as of the date hereof that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for such Transaction):

Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction. It has determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of the Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm's length negotiations between the parties.

Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

Related Transactions. It is aware that each other party to this Agreement and its Affiliates may from time to time (A) take positions in instruments that are identical or economically related to the Transaction or (B) have an investment banking or other commercial relationship with the issuer of an instrument underlying the Transaction.

(e) Waiver of Jury Trial. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY CREDIT SUPPORT DOCUMENT. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY OR ANY CREDIT SUPPORT PROVIDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH A SUIT, ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND PROVIDE FOR ANY CREDIT SUPPORT DOCUMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(f) Consent to Telephonic Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of the telephone conversations of trading and marketing personnel of the parties and their authorized representatives in connection with this Agreement, including the Transaction; and the parties waive any further notice of such monitoring or recording and agree to give proper notice and obtain any necessary consent of such personnel for any such monitoring or recording.

(g) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

"to another account in the same legal and tax jurisdiction as the original account."

(h) No Liability of the Trustee. The Trustee is entering into this Agreement solely as Trustee and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement shall look solely to the Trust Fund for payment or satisfaction thereof.


Part 6
Definitions-Rating Agency Provisions

(a) Definitions of Certain Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Pooling and Servicing Agreement (the "Pooling Agreement") that relates to Party B's issuance of Mortgage Pass-through Certificates, Series 2000-7 (the "Certificates"), dated as of December 1, 2000 and as entered into among the Depositor, the Seller, the Servicer and Special Servicer, the Servicer and Party B. In the case of any inconsistency between this Agreement and such terms, this Agreement will prevail.

(b) Sole Transaction. Notwithstanding anything else in this Agreement to the contrary, the Transaction contemplated by the Confirmation between the parties hereto and dated as of the date hereof are and will be the only Transaction governed by this Agreement (the "Transaction").

(c) Rating Agency Downgrade. In the event that Party A's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A" and the short term unsecured and unsubordinated debt rating is withdrawn or reduced below "F-1" by Fitch, Inc. ("Fitch") and its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" and the short term unsecured and unsubordinated debt rating is withdrawn or reduced to below "P-1" by Moody's Investors Service, Inc. ("Moody's" and together with Fitch, the "Swap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), within 30 days of such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade each such Swap Rating Agency has reconfirmed the rating of the Certificates, which was in effect immediately prior to such withdrawal or downgrade), then Party A shall (1) obtain a replacement ISDA Master Agreement and a Confirmation with another counterparty with the Approved Rating Thresholds and approved by Party B (which approval shall not be unreasonably withheld) on terms substantially similar to this Master Agreement and the Confirmation for the Transaction (2) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, Party A's obligations under this Master Agreement and the Confirmation for the Transaction; provided that such other person is approved by Party B, such approval not to be unreasonably withheld, (3) post collateral which will be sufficient for the applicable Swap Rating Agency to restore its immediately prior ratings of the Certificates; or (4) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore its immediately prior ratings of the Certificates.

(d) Additional Termination Events. Additional Termination Events will apply. The following shall constitute an Additional Termination Event:

      (i) A Rating Agency Downgrade has occurred and Party A has not, within 30 days, complied with Part 6(c) hereof.

      (ii)   The Trust relating to the Certificates is terminated.

      (iii) Any of the documents relating to Party B's issuance of the Certificates, including the Pooling Agreement, is amended without the prior written consent of Party A in a manner that, in Party A's reasonable and good faith judgment, adversely affects the rights or obligations of Party A hereunder or in the Confirmation, it being understood that Party B hereby covenants and undertakes not to so amend the above-mentioned documents without such consent.


Party A will be the sole Affected Party with respect to an Additional Termination Event described in Part 6(d)(i), Party B will be the sole Affected Party with respect to an Additional Termination Event described in either of Parts 6(d)(ii) and -(iii), and in each such case the Transaction will be an Affected Transaction.

(e) No Bankruptcy Petition. Party A agrees that, prior to the date which is one year and one day after all of the Certificates have been paid in full, it will not, prior to the expiration of the aforementioned one-year and one-day period or, if longer, the applicable preference period then in effect in relation to Party B , institute against, or join any other person or entity in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other like proceedings under any applicable law, provided that nothing herein shall preclude, or be deemed to estop, Party A from (i) taking any action prior to the expiration of the aforementioned one-year and one-day period of, if longer, the applicable preference period then in effect (A) in any case or proceeding voluntarily filed or commenced by Party B or (B) in any involuntary case or insolvency proceeding filed or commenced against Party B by a person other than the Trustee or Party A or (ii) commencing against Party B or any of its properties any legal action that is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or like proceeding.

IN WITNESS WHEREOF, each of Party A and Party B has caused this Schedule to be duly executed as its act and deed of the date first written above.

Westdeutsche Landesbank Girozentrale,       DLJ ABS Trust, Series 2007
acting through its New York Branch          By The Chase Manhattan Bank,
                                            not in its individual capacity, but
                                            acting solely as Trustee of the
                                            DLJ ABS Trust, Series 2000-7






By:__________________________               By:_______________________________
Name:                                       Name:
Title:                                      Title:

By:__________________________
Name:
Title:

                            Westdeutsche Landesbank
                            Girozentrale, New York Branch
                            1211 Avenue of the Americas
                            New York, NY 10036-8701

                            Telephone (212) 597-8580
                            Telefax (212) 597-8592



January 4, 2001





The Chase Manhattan Bank,
not in its individual capacity, but
acting solely as Trustee of the
DLJ ABS Trust, Series 2000-7
Attn.: Tom Britt
Fax: (212) 946-8302

Our Reference:  179037N


The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Westdeutsche Landesbank Girozentrale, New York Branch, ("Party A") and DLJ ABS Trust, Series 2000-7 ("Party B") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

     The definitions and provisions contained in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement), (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement including the Schedule thereto dated as of January 4, 2001, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place of the account specified below, in freely transferable funds and in the manner customary for payments in the required currency. If on any date amounts would otherwise be payable in the same currency by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

     This Confirmation will be governed by and construed in accordance with the laws of the State of New York.

     2. The terms of this particular Transaction to which this Confirmation relates are as follows:


      Trade Date:                      December 28, 2000

      Effective Date:                  January 4, 2001

      Termination Date:                The earlier of (i) August 24, 2002,
                                       subject to adjustment in accordance
                                       with the Modified Following Business
                                       Day Convention, and (ii) the date the
                                       aggregate Class Principal Balance of
                                       the LIBOR Certificates is reduced to
                                       zero.

Fixed Amounts:

      Fixed Rate Payer:                Party B

      Fixed Amount and                 [on file with Company]

      Fixed Rate Payer Payment Date:   January 4, 2001

Floating Amounts I and II:

      Floating Rate Payer:             Party A

      Floating Rate Notional
      Amount I:                        The lesser of (a) USD 50,000,000 and
                                       (b) USD 51,297,785.00 minus the
                                       cumulative amount of principal
                                       distributed on the Class A-2
                                       Certificates minus 18% of the
                                       cumulative amount of principal
                                       distributed on the Subordinate
                                       Certificates.

      Floating Rate Notional
      Amount II:                       The lesser of (a) USD 237,000,000 and
                                       (b) USD 243,352,972.50 minus the
                                       cumulative amount of principal
                                       distributed on the Class A-3
                                       Certificates and the Class A-4
                                       Certificates minus 82% of the
                                       cumulative amount of principal
                                       distributed on the Subordinate
                                       Certificates

      Notice as to Principal
      Distributions:                   Not later than two Business Days after
                                       the first day of each Calculation
                                       Period, Party B will notify Party A of
                                       the cumulative amount of principal
                                       distributed on each relevant Class of
                                       Certificates.

      Cap Rate I:                      8.25 percent

      Cap Rate II:                     8.50 percent

      Floating Rate Payer Payment
      Dates: Seven (7) Business Days prior to each Floating Rate Payer Period End Date

      Floating Rate Payer Period
      End Dates:                       The 24th day of each month of each year
                                       commencing January 24, 2001 through and
                                       including the Termination Date, subject
                                       to adjustment in accordance with the
                                       Modified Following Business Day
                                       Convention

      Floating Rate for initial
      Calculation Period:              6.54750 percent

      Floating Rate Option:            USD-LIBOR-BBA

      Designated Maturity:             1 month

      Spread:                          None

      Floating Rate Day Count
      Fraction:                        Actual/360

      Reset Dates:                     The first day of each Floating Rate
                                       Payer Calculation Period

      Rate Cut-off Dates:              Inapplicable

      Method of Averaging:             Inapplicable

      Compounding:                     Inapplicable

      Business Days for payment:       New York

      Business Days for Reset:         London and New York

      Calculation Agent:               As set forth in the Agreement


3.    Credit Support Documents:

      Party A Credit Support
      Documents:                       None

      Party B Credit Support
      Documents:                       None

4.    Account Details:

      Payments to Party A:             [on file with Company]

      Payments to Party B:             [on file with Company]

5.    Offices:

                  The Office of Party A for the Transaction is New York.

                  The Office of Party B for the Transaction is New York.

6.    Addresses for Notices:

                  Address for notices or communications to Party A:
                  Westdeutsche Landesbank Girozentrale
                  1211 Avenue of the Americas, 26th Floor
                  New York, NY  10036-8701
                  Attn.: OTC Derivatives
                  Tel:  (212) 597-8580
                  Fax:  (212) 597-8592

                  Address for notices or communications to Party B:

                  The Chase Manhattan Bank
                  450 West 33rd Street, 14th Floor
                  New York, New York 10001
                  Attn:  DLJ ABS Trust, Series 2000-7, Tom Britt
                  Tel:  (212) 946-3200
                  Fax:  (212) 946-8302

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission at (212) 597-8592. No hard copy of this Confirmation will follow. If you require hard copies, please contact Derivative Operations, Westdeutsche Landesbank Girozentrale, New York Branch, 1211 Avenue of the Americas, 26th Floor, New York, NY 10036-8701, tel: (212) 597-8580. If you have any questions regarding payments or resets, please contact our Business Area Control Group at (212) 597-8580.

     We are happy to have completed this transaction with you.

                                   Yours sincerely,

                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                   NEW YORK BRANCH



                                   By: ______________________ ___
                                       Name:   Anne Won
                                       Title: Manager



                                   By: _________________________
                                       Name:
                                       Title:



Accepted and confirmed as of
the date first above written:

DLJ ABS TRUST, SERIES 2000-7

BY THE CHASE MANHATTAN BANK,
NOT IN ITS INDIVIDUAL CAPACITY, BUT
ACTING SOLELY AS TRUSTEE OF THE
DLJ ABS TRUST, SERIES 2000-7



By: ________________________
      Name:
      Title:

                                                                  Exhibit 99.3

                     CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:   $126,878,000                               POLICY NUMBER: 34038
               DLJ ABS Trust Series 2000-7
               Mortgage Pass-Through Certificates, Series 2000-7
               Class A-1 Certificates

     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by The Chase Manhattan Bank, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. This Policy does not provide credit enhancement for any Class of Certificates other than the Class A-1 Certificates.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMICs or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     Subject to the terms of the Agreement, the Insurer will be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under this Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of December 1, 2000 among DLJ Mortgage Acceptance Corp., as Depositor, Calmco Servicing L.P., as Servicer and Special Servicer, Old Kent Mortgage Company, as Servicer, DLJ Mortgage Capital, Inc., as Seller, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City, the States of Illinois, California, Minnesota or Texas or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means, (i) with respect to any Distribution Date, the amount, if any, by which the amount available to be paid as interest to the Class A-1 Certificates, pursuant to the priority of payment set forth in the Agreement, is less than (A) the Current Interest plus any Carryforward Interest allocable to the Class A-1 Certificates, minus (B) the pro rata portion of any Interest Shortfalls allocable to the Class A-1 Certificates based on the Current Interest due on such Class of Certificates on such Distribution Date, and (ii) to the extent unpaid on the Final Scheduled Distribution Date, after payment of all other amounts due to the Class A-1 Certificates, any remaining Class Principal Balance of the Class A-1 Certificates.

     "Insured Payment" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Class A-1 Certificateholder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Certificates to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 4th day of January, 2001.

                                           MBIA INSURANCE CORPORATION

                                           By  /s/
                                              --------------------------------
                                              President

                                            Attest:

                                           By  /s/
                                              --------------------------------
                                              Assistant Secretary

                                   EXHIBIT A

                       TO CERTIFICATE GUARANTY INSURANCE
                             POLICY NUMBER: 34038

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 34038


State Street Bank and Trust Company, N.A., as Fiscal Agent
    for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

     The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
34038 (the "Policy") issued by the Insurer in respect of the $126,878,000 DLJ ABS Trust Series 2000-7 Mortgage Pass-Through Certificates, Series 2000-7 Class A-1 Certificates (the "Obligations"), that:

     (a) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of December 1, 2000 among DLJ Mortgage Acceptance Corp., as Depositor, Calmco Servicing L.P., as Servicer and Special Servicer, Old Kent Mortgage Company, as Servicer, DLJ Mortgage Capital, Inc., as Seller, and the Trustee, as trustee for the Owners;

     (b) the amount due under clause (i) of the definition of Deficiency
     Amount for the Distribution Date occurring on [               ] (the
     "Applicable Distribution Date") is $[             ];

     (c) the amount due under clause (ii) of the definition of Deficiency
     Amount for the Applicable Distribution Date is $[            ];

     (d) the sum of the amounts listed in paragraphs (b) and (c) above is $[ ] (the "Deficiency Amount");

     (e) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is
     $[               ] (the "Preference Amount");

     (f) the total Insured Payment due is $[            ], which amount equals
     the sum of the Deficiency Amount and the Preference Amount;

     (g) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (d) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (e) above to be applied to the payment of any Preference Amount; and

     (h) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the [     ] day of [_________________], [_____].


                                       [NAME OF TRUSTEE], as Trustee


                                       By
                                          ------------------------------------
                                       Title
                                             ---------------------------------

                     CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:    $46,745,000                               POLICY NUMBER: 34039
                DLJ ABS Trust Series 2000-7
                Mortgage Pass-Through Certificates, Series 2000-7
                Class A-2 Certificates

     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by The Chase Manhattan Bank, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. This Policy does not provide credit enhancement for any Class of Certificates other than the Class A-2 Certificates.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMICs or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     Subject to the terms of the Agreement, the Insurer will be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under this Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of December 1, 2000 among DLJ Mortgage Acceptance Corp., as Depositor, Calmco Servicing L.P., as Servicer and Special Servicer, Old Kent Mortgage Company, as Servicer, DLJ Mortgage Capital, Inc., as Seller, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City, the States of Illinois, California, Minnesota or Texas or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means, (i) with respect to any Distribution Date, the amount, if any, by which the amount available to be paid as interest to the Class A-2 Certificates, pursuant to the priority of payment set forth in the Agreement, is less than (A) the Current Interest plus any Carryforward Interest allocable to the Class A-2 Certificates, minus (B) the pro rata portion of any Interest Shortfalls allocable to the Class A-2 Certificates based on the Current Interest due on such Class of Certificates on such Distribution Date, and (ii) to the extent unpaid on the Final Scheduled Distribution Date, after payment of all other amounts due to the Class A-2 Certificates, any remaining Class Principal Balance of the Class A-2 Certificates.

     "Insured Payment" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Class A-2 Certificateholder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Certificates to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 4th day of January, 2001.

                                           MBIA INSURANCE CORPORATION

                                           By  /s/
                                              --------------------------------
                                              President

                                            Attest:

                                           By  /s/
                                              --------------------------------
                                              Assistant Secretary

                                   EXHIBIT A

                       TO CERTIFICATE GUARANTY INSURANCE
                             POLICY NUMBER: 34039

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 34039


State Street Bank and Trust Company, N.A., as Fiscal Agent
    for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

     The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
34039 (the "Policy") issued by the Insurer in respect of the $46,745,000 DLJ ABS Trust Series 2000-7 Mortgage Pass-Through Certificates, Series 2000-7 Class A-2 Certificates (the "Obligations"), that:

     (a) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of December 1, 2000 among DLJ Mortgage Acceptance Corp., as Depositor, Calmco Servicing L.P., as Servicer and Special Servicer, Old Kent Mortgage Company, as Servicer, DLJ Mortgage Capital, Inc., as Seller, and the Trustee, as trustee for the Owners;

     (b) the amount due under clause (i) of the definition of Deficiency
     Amount for the Distribution Date occurring on [                   ] (the
     "Applicable Distribution Date") is $[                   ];

     (c) the amount due under clause (ii) of the definition of Deficiency
     Amount for the Applicable Distribution Date is $[            ];

     (d) the sum of the amounts listed in paragraphs (b) and (c) above is
     $[               ] (the "Deficiency Amount");

     (e) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is
     $[                ] (the "Preference Amount");

     (f) the total Insured Payment due is $[          ], which amount equals
     the sum of the Deficiency Amount and the Preference Amount;

     (g) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (d) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (e) above to be applied to the payment of any Preference Amount; and

     (h) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the [     ] day of [_________________], [_____].

                                       [NAME OF TRUSTEE], as Trustee


                                       By
                                          ------------------------------------
                                       Title
                                             ---------------------------------

                     CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:  $45,653,000                                POLICY NUMBER: 34040
              DLJ ABS Trust Series 2000-7
              Mortgage Pass-Through Certificates, Series 2000-7
              Class A-3 Certificates

     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by The Chase Manhattan Bank, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. This Policy does not provide credit enhancement for any Class of Certificates other than the Class A-3 Certificates.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMICs or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     Subject to the terms of the Agreement, the Insurer will be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under this Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of December 1, 2000 among DLJ Mortgage Acceptance Corp., as Depositor, Calmco Servicing L.P., as Servicer and Special Servicer, Old Kent Mortgage Company, as Servicer, DLJ Mortgage Capital, Inc., as Seller, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City, the States of Illinois, California, Minnesota or Texas, or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means, (i) with respect to any Distribution Date, the amount, if any, by which the amount available to be paid as interest to the Class A-3 Certificates, pursuant to the priority of payment set forth in the Agreement, is less than (A) the Current Interest plus any Carryforward Interest allocable to the Class A-3 Certificates, minus (B) the pro rata portion of any Interest Shortfalls allocable to the Class A-3 Certificates based on the Current Interest due on such Class of Certificates on such Distribution Date, and (ii) to the extent unpaid on the Final Scheduled Distribution Date, after payment of all other amounts due to the Class A-3 Certificates, any remaining Class Principal Balance of the Class A-3 Certificates.

     "Insured Payment" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Class A-3 Certificateholder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Certificates to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 4th day of January, 2001.

                                          MBIA INSURANCE CORPORATION

                                           By  /s/
                                              --------------------------------
                                              President

                                            Attest:

                                           By  /s/
                                              --------------------------------
                                              Assistant Secretary

                                   EXHIBIT A

                       TO CERTIFICATE GUARANTY INSURANCE
                             POLICY NUMBER: 34040

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 34040


State Street Bank and Trust Company, N.A., as Fiscal Agent
    for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

     The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
34040 (the "Policy") issued by the Insurer in respect of the $45,653,000 DLJ ABS Trust Series 2000-7 Mortgage Pass-Through Certificates, Series 2000-7 Class A-3 Certificates (the "Obligations"), that:

     (a) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of December 1, 2000 among DLJ Mortgage Acceptance Corp., as Depositor, Calmco Servicing L.P., as Servicer and Special Servicer, Old Kent Mortgage Company, as Servicer, DLJ Mortgage Capital, Inc., as Seller, and the Trustee, as trustee for the Owners;

     (b) the amount due under clause (i) of the definition of Deficiency
     Amount for the Distribution Date occurring on [                 ] (the
     "Applicable Distribution Date") is $[               ];

     (c) the amount due under clause (ii) of the definition of Deficiency
     Amount for the Applicable Distribution Date is $[             ];

     (d) the sum of the amounts listed in paragraphs (b) and (c) above is
     $[            ] (the "Deficiency Amount");

     (e) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is
     $[                ] (the "Preference Amount");

     (f) the total Insured Payment due is $[                ], which amount
     equals the sum of the Deficiency Amount and the Preference Amount;

     (g) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (d) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (e) above to be applied to the payment of any Preference Amount; and

     (h) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the [        ] day of [_________________], [_____].

                                      [NAME OF TRUSTEE], as Trustee


                                      By
                                         -------------------------------------
                                      Title
                                            ----------------------------------